April 2025

2 Important Information Regarding Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to the Company’s growth drivers and expected levels of our organic growth; the impact of our investment in development and commercial initiatives; financial guidance, including timing of revenues and EBITDA; our ability to manage costs and to achieve our financial goals; our ability to operate under lending covenants; our ability to maintain sufficient liquidity to operate the business; our ability to pay our debt under our credit agreement and to maintain relationships with CDMO commercial partners and develop additional commercial and development partnerships. The words "anticipate", "believe", "could", “goal, “objective”, "estimate", “upcoming”, "expect", "intend", "may",“might”, "plan", "predict", "project", "will“. “should”, “can have”, likely and similar terms and phrases may be used to identify forward-looking statements in this presentation. The forward-looking statements in this presentation are only predictions. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that could cause the company’s actual outcomes to differ materially from those expressed in or underlying these forward-looking statements include, but are not limited to, unstable market and macroeconomic conditions, including any adverse impact on the customer ordering patterns or inventory rebalancing or disruption in raw materials or supply chain; demand for the company’s services, which depends in part on customers’ research and development funding, their clinical plans and the market success of their products; customers' changing inventory requirements and manufacturing plans; customers and prospective customers decisions to move forward with the company’s manufacturing services; the average profitability, or mix, of the products the company manufactures; the company’s ability to enhance existing or introduce new services in a timely manner; fluctuations in the costs, availability, and suitability of the components of the products the company manufactures, including active pharmaceutical ingredients, excipients, purchased components and raw materials, or the company’s customers facing increasing or new competition; the Company's ability to successfully enact its business strategies, including with respect to installation, capacity generation and its ability to attract demand for its services; the Company's ability to remain current with its reports with the Securities and Exchange Commission (the “SEC”); the Company’s ability to collect on customers’ receivable balances; the extent to which health epidemics and other outbreaks of communicable diseases could disrupt our operations; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Any historical or projected financial information contained in this presentation are not intended to be indicative of future financial results. The events and circumstances reflected in these forward- looking statements, may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Undue reliance should not be placed on the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors could emerge from time to time, and it is not possible for our management to predict all uncertainties that the Company may face.

3 Non-GAAP Financial Measures This presentation contains non-GAAP financial information including Adjusted EBITDA. The Company has included a reconciliation of Adjusted EBITDA to Net (loss) income, the most directly comparable financial measure calculated in accordance with GAAP. We define Adjusted EBITDA Net (loss) income as determined under GAAP excluding (i) interest expense, net of interest income, (ii) income tax expense (benefit), (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in fair value derivatives, (vi) financing fees (non-interest), (vii) loss on sale or disposal of assets, (viii) reorganization costs, (ix) restructuring costs, (x) franchise tax equivalent to income tax, (xi) contract cancellation costs, (xii) loss (income) from discontinued operations, (xiii) stockholder activist settlement costs, and (xiv) start-up costs. The Company has disclosed these non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures exclude/include certain items that are included in the Company’s results reported in accordance with GAAP. Management believes these non-GAAP financial measures provide useful additional information to investors about trends in the Company’s operations and are useful for period-over-period comparisons. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to the potential differences in methods of calculation and items being excluded/included. These non-GAAP financial measures should be read in conjunction with the Company’s consolidated financial statements presented in accordance with GAAP.

4 Key Takeaways CDMO Industry Leader with Broad Capabilities in Injectables Aggressive Growth Strategy Targeting 12%+ Revenue CAGR and Adj. EBITDA margins of 25%+ in Mid-Term High-Growth Market Expected to Increase by 100% by 2030 High-Value Pipeline Including Multiple Programs Expected to Commercialize in Mid-Term Expanded Capacity & Revenue Potential of ~$300M Annually* Experienced Leadership & Exceptional Track Record of Success * The information provided may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results. The estimate was based on historical fiscal year 2024 revenues, projected development pipeline, and new business pricing, volume and other assumptions.

5 Our Journey: Transformation to Standalone CDMO Low-Margin Commodity Agricultural Businesses THEN:

6 Our Journey: Transformation to Standalone CDMO NOW: Best-in-class technical capabilities Strengthened financial position Doubled revenue-generating capacity Leadership transition complete Nasdaq / regulatory compliance Enhanced business development resources & strategy

7 Lifecore at a Glance 450 Employees Inclusive, Performance- Driven Culture Fully integrated CDMO offering development and fill/finish of sterile injectable pharmaceuticals Projected Revenues* (FY2025E) $126.5M - $130M Projected Adj. EBITDA* (FY2025E) $19M - $21M Leader in Sodium Hyaluronate (HA) Global Regulatory Capabilities Founded in 1965 Corporate Headquarters * See disclaimers on slides 2 & 3, and non-GAAP reconciliations on slide 25 Approx.

Campus Overview

248,000 sqft State-of-the-art facilities, within 2 square miles

~450 Employees

Site 1 – HQ (Lyman Blvd.)
150,000 sqft



Manufacturing Operations
- Sodium hyaluronate manufacturing (fermentation)
- Drug and medical device formulation and filling
- Secondary packaging
- Microbiology and analytical quality control laboratories
- Warehousing: 6,400 sqft CRT; 1,500 sqft cooler
- Distribution

Contract Development
- Pilot laboratory

Site 2 (Lakeview Drive)
78,000 sqft



Manufacturing Operations
- Final packaging
- Warehousing: 16,400 sqft CRT; 4,000 sqft cooler
- Distribution
- Quality control laboratory
- Particulate lab

Contract Development
- Analytical development laboratory

Site 3 (Shelby Court)
20,000 sqft



Manufacturing Operations
- Receipt, inspection, & warehousing of raw materials and components
- 10,000 ft^2 CRT; 1,795 sqft cooler

8

Lifecore BIOMEDICAL

9 We Serve Large and Growing Markets with Strong Tailwinds Global Injectable CDMO $10B Market1 +10% CAGR Western Manufacturing Momentum Hyaluronic Acid $9.8B Market2 +7% CAGR Global CDMO $120B Market1 +8% CAGR 50%+ of annual US drug approvals are injectables4 GLP-1 $47B Market3 Expected to Increase 10X 1. Jefferies September 2024 PBOA - 8th Annual Meeting Uncovering Life Sciences Investment Trends /J. Miller October 2024 – Outsourcing Includes drug product (finished dose form), drug substance (active pharmaceutical ingredients (API) 2. Global Market Insights March 2024 – Hyaluronic Acid Market Size & Share – Trends Reports, 2024-2032 3. Markets and Markets July 2024- GLP-1 Analogues Market Size, Share & Trends 2032 4. William Blair Equity Research August 2024 – Percent of FDA Approvals for 2023 and YTD as of July 31, 2024

Executing Three-Pronged Growth Strategy Maximizing Existing Customer Business Advancing Programs Towards Commercialization Driving New Business 10

Mid-Term and Long-Term Revenue Outlook

Revenue growth driven by maximization of existing customer base, portfolio commercialization, and new business



Addition of new 5-Head Isolator Filler
~12% CAGR
$126.5-$130M
$178M-$205M
$300M[1]
New Business
Portfolio Commercialization
Expansion of existing commercial contracts
FY 2024
FY 2025
Mid-Term
Long-Term
Available Capacity
20M Units
45M Units
45M Units
45M Units
Capacity Utilization
50%
20%
~40%
~100%
FOCUSED ON MAXIMIZING UTILIZATION OF AVAILABLE CAPACITY

For illustrative purposes only, timing, estimates, assumptions and the actual growth of revenue and capacity utilization may vary significantly, and we may not be able to achieve our anticipated financial goals. The information provided is as of November 2024 and is for illustrative only; the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results may be materially different from actual results.

1. Based on estimates derived from internal testing and historical capacity data. There can be no assurance that such results will occur or that such results will be materially different from actual results.

11

Lifecore BIOMEDICAL

MAXIMIZING EXISTING CUSTOMER BUSINESS 1

Expanding Existing Customer Relationships

Know our customers

Establish trust and reliability

Establish Lifecore as a partner-of-choice for the future CDMO needs of existing customers

Anticipate customers' growing needs

Efficient onboarding of new programs

Consistent engagement

Focus on commercial excellence

Maintain/increase margin profile

Lifecore prides itself on building long-term relationships, with multiple customer relationships ranging from

20 yrs to nearly **40 yrs**[1]

1. As of Q1FY25

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Lifecore BIOMEDICAL

MAXIMIZING EXISTING CUSTOMER BUSINESS 1

Fill & Finish: Pathway to Doubling Commercial Demand

Commercial Unit Projection


~2x
Today
Minimum Guaranteed Commitments
New Growth
Mid-Term

- Significant inflection point expected from minimum volumes beginning in 2027
- Potential upside to contractual minimums

For illustrative purposes only, timing, estimates, assumptions and the actual capacity utilization may vary significantly, and we may not be able to achieve our anticipated financial goals. The information provided is as of November 2024 and is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results may be materially different from actual results.

13

Lifecore BIOMEDICAL

MAXIMIZING EXISTING CUSTOMER BUSINESS 1

HA Fermentation: Strong & Steady Demand

Lifecore manufactures >20 commercially approved HA injectable products

LIFECORE'S PREMIUM SODIUM HYALURONATE:

More than

150 million[1]

doses sold worldwide

Proven Applications Worldwide:

- Ophthalmology
- Orthopedics
- Drug delivery
- Biomaterials
- Aesthetics
- Oncology
- Pain management

1. As of September 2024

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Lifecore BIOMEDICAL

ADVANCING PROGRAMS TOWARDS COMMERCIALIZATION 2

Strong, Diverse Pipeline

Total Pipeline Represents

$100M - $200M[1]

in Incremental Commercial Revenue Potential

Active Projects[2]



Late Stage:
10
Early-Mid Stage:
15

- Impactful commercial revenue potential over the mid-term
- Strong development project pipeline: vials, syringes, cartridges
- Diversification across broad customer base

1. Assumes full realization of management's estimates as of September 2024 for annual commercial revenue potential from pipeline projects at peak sales. Information presented is not risk and probability adjusted and the actual revenue realization may vary significantly. This does not assume new customer additions or attrition. There can be no assurance that such results will occur or that such results will be materially different from actual results.
2. Projects are defined as individual drugs or devices for which Lifecore provides manufacturing services; as of 09/24

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Lifecore BIOMEDICAL

ADVANCING PROGRAMS TOWARDS COMMERCIALIZATION 2

Late-Stage Development Portfolio: Impactful Revenue Potential[1,2]

Customer	Product Type	2025	2026	2027	2028
Specialty Pharma	Med Device				
Large Pharma	Med Device				
Specialty Pharma	NDA*				
Specialty Pharma	Med Device				
Specialty Pharma	NDA				
Specialty Pharma	NDA				
Specialty Pharma	Med Device				
Specialty Pharma	Med Device				
Specialty Pharma	NDA				
Specialty Pharma	Med Device				


Estimated Annual Revenue Potential[1]
$10MM +
$5MM - $10MM
< $5MM

*Large Pharma company retains commercial rights to product

1. Assumes full realization of management's estimates for annual commercial revenue potential from pipeline projects as of Sept. 2024 at peak sales (not risk-adjusted). Information presented is not risk and probability-adjusted, and the actual revenue realization may vary significantly. There can be no assurance that such results will occur and that such results will be materially different from actual results.
2. All years are calendar years.

16

Lifecore BIOMEDICAL

17 Attracting New High-Value Business Installation of 5-head filler Strategically expand target market Expanding business development & brand awareness D R I V I N G N E W B U S I N E S S

DRIVING NEW BUSINESS 3

Strategically Expand Target Markets

- Expanding beyond high-viscosity legacy
- Attractive therapeutic areas
- NCEs in Phase 2, Phase 3
- Unique, injectable delivery systems
- Ophthalmic and orthopedic medical devices
- Commercial site transfers


LOW COST – COMMODITY GENERICS
HIGH POTENT – CYTOTOXIC / HORMONES
Injectable Medical Device
Biosimilars
Small Molecule
mAbs
Biologics
Complex Generics
GLP1
Peptides

18
Lifecore BIOMEDICAL

DRIVING NEW BUSINESS 3

Expanded Targets Lead to Growing Pipeline

Prospective Opportunities

In process of being qualified

- Inform & educate on Lifecore capabilities -

Active Opportunities

Within our capabilities with an identified close date

- Strong, diverse and growing universe of 50+ potential future business opportunities[1]
- Mix of both large and specialty pharma
- Subset of opportunities are HA-related, representing a broadening of our pipeline
- Significant number of late-stage development or commercial site transfer programs

1. As of Sept. 2024

19

Lifecore BIOMEDICAL

20 New Technology Opens Door to New Business State-of-the-Art, 5-Head Isolator Filler • Full isolator technology, state-of-the-art containment • Significantly expanded available capacity • Broad capability: vials, syringes & cartridges • Strengthens compliance Approximately 100% increase in annual production capacity* * Based on estimates derived from internal testing and historical capacity data. There can be no assurance that such results will occur or that such results will be materially different from actual results. D R I V I N G N E W B U S I N E S S

Sustaining Objectives Support Value Creation 21 Commitment to Quality Reduced Operational Expenses Performance-Driven Culture

22 ~15% 25%+ FY 2025 Mid-Term Adj. EBITDA Margin Adj. EBITDA Margin Reduction in operating expenses Expansion of existing commercial contracts Portfolio commercialization New business Operating leverage Efficiency and Revenue Growth Drive Margin Improvement For illustrative purposes only, timing, estimates, assumptions and the actual growth of adjusted EBITDA may vary significantly; we may not be able to manage our costs and achieve our anticipated financial goals. The information provided is as of November 2024 and is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results may be materially different from actual results.

23 40+ Years of Strong Track Record with Global Regulatory Bodies World-class quality system Ability to support multiple geographies

24 Financial Highlights Revenue and Adjusted EBITDA were strong and in line with fiscal year guidance Third quarter fiscal 2025 financial results • Revenues: $35.2 million, 2% decrease from Q3 fiscal 2024 • Net loss: $14.8 million • Adjusted EBITDA: $5.7 million, down $0.7 million from Q3 fiscal 2024 Full year fiscal 2025 guidance • Revenue: $126.5 to $130 million • Net loss: $38.6 to $36.6 million • Adjusted EBITDA: $19 to $21 million Third quarter fiscal 2025 developments Signed Multiple New Project Agreements with New & Existing Customers Strengthened Balance Sheet with Sale of 10-Head Filler, Raising Approximately $17.0 Million

Reconciliation of Non-GAAP Financial Measures

To supplement the company's financial results determined by U.S. generally accepted accounting principles ("GAAP"), the company has disclosed in the table below the following non-GAAP information about Adjusted EBITDA.[1]

Adjusted EBITDA is net (loss) income as determined under GAAP excluding (i) interest expense, net of interest income, (ii) income tax expense (benefit), (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in fair value of debt derivatives, (vi) financing fees (non-interest), (vii) loss on sale or disposal of assets, (viii) reorganization costs, (ix) restructuring costs, (x) franchise tax equivalent to income tax, (xi) contract cancellation costs, (xii) loss (income) from discontinued operations, (xiii) stockholder activist settlement costs, and (xiv) start-up costs.

The company believes that non-GAAP financial measures, such as Adjusted EBITDA, are helpful in understanding its business as it is useful to investors in allowing for greater transparency of supplementation information used by management. Adjusted EBITDA, is used by investors, as well as management in assessing the company's performance. Non-GAAP financial measures should be considered in addition to, but not as substitute for, reported GAAP results. Further, non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared.

	Third Quarter Fiscal 2025 Results		Fiscal 2025 Guidance	
	Three Months Ended		Twelve Months Ended	
(in thousands)	**February 23, 2025**	**February 25, 2024**	**May 25, 2025**	**May 26, 2024**
Net (loss) income (GAAP) (a)	(14,769)	15,632	(38,600) - (36,600)	12,013
Interest expense, net	5,481	4,289	22,000	18,090
Income tax (benefit) expense	(8)	217	-	183
Depreciation and amortization	2,076	2,006	8,200	7,954
Stock-based compensation	2,552	1,493	10,500	6,201
Change in fair value of debt derivatives	600	(21,000)	(3,000)	(39,500)
Financing fees (non-interest)	-	1,009	600	3,513
Loss on sale or disposal of assets	7,638	-	7,600	-
Reorganization costs (b)	2,246	2,283	11,400	9,796
Restructuring (recovery) costs (b)	(115)	771	(1,200)	1,656
Franchise tax equivalent to income tax	3	50	200	272
Contract cancellation costs	-	-	-	567
Income from discontinued operations	-	(847)	-	(2,682)
Stockholder activist settlement (b)	-	-	1,300	459
Start-up costs	-	474	-	1,684
Adjusted EBITDA	**$ 5,704**	**$ 6,377**	**$ 19,000 - 21,000**	**$ 20,206**

Reorganization costs include costs not expected to be incurred on a normalized basis associated with Lifecore becoming a stand-alone entity, divestitures, litigation related with former owners of acquired businesses, restatements of financial statements and change in auditors.

Restructuring costs are related to board approved actions consisting primarily of employee severance, lease cost of exited facilities, and costs associated with divested businesses.

(a) We previously estimated net loss to be $28.6 million to $26.6 million, which we now estimate will be $38.6 million to $36.6 million. The increase is due to loss on disposal of assets, elevated legal expenses related to the civil litigation, change in fair value of debt derivatives, higher interest expense, and higher reorganization expense, partially offset by lower restructuring expense related to the resolution of a historical lease obligation of the Curation Foods business.

(b) We previously estimated restructuring, reorganization, stockholder activist settlement costs to be $10.3 million, which we now estimate will be approximately $11.5 million of which $10.3 million was incurred in the nine months ended February 23, 2025. The overage is due to elevated legal expenses related to the civil litigation and severance for restructured roles, partially offset by lower restructuring expense.

1. See disclaimers and important information on Slides 2 and 3

25

Lifecore BIOMEDICAL

Thank you